GreenPoint Home Equity Loan Trust 2004-2

$248,920,000

(Approximate)

Class A Notes

GreenPoint Mortgage Securities LLC

Sponsor

Ambac Assurance Corporation

Insurer

GreenPoint Mortgage Funding, Inc.

Originator and Servicer

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the GreenPoint Home Equity Loan Trust (GPHE) 2004-2 Trust.  The Series Term Sheet has been prepared by Wachovia Capital Markets, LLC. based on collateral information provided by GreenPoint Mortgage Funding, Inc. for informational purposes only and is subject to modification or change.  The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Notes has been filed with the Securities and Exchange Commission.  The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

GreenPoint Home Equity Loan Trust 2004-2

$248,920,000 (approximate)

To 10% Clean-up Call:(1)

Class	Expected Size (2)	Expected WAL (Yrs.) (3)	Expected Payment Window (3)	Note Rate	Expected Rating (S&P/Moody’s)
A-1	$150,000,000	2.45	06/04 – 03/10	LIBOR + [0.18]%(4)	AAA/Aaa
A-2	$98,920,000	2.45	06/04 – 03/10	LIBOR + [0.18]%(4)	AAA/Aaa

To Maturity:

Class	Expected Size (2)	Expected WAL (Yrs.) (3)	Expected Payment Window (3)	Note Rate	Expected Rating (S&P/Moody’s)
A-1	$150,000,000	2.55	06/04 – 02/13	LIBOR + [0.18]%(4)	AAA/Aaa
A-2	$98,920,000	2.55	06/04 – 02/13	LIBOR + [0.18]%(4)	AAA/Aaa

(1)

Two Non-Offered Certificates will be issued consisting of the Class B Certificates and the Class G Certificates. The holder of the majority interest in the Class B Certificates will have the option to purchase the Mortgage Loans together with the assets of the Trust after the aggregate balance of the Mortgage Loans has been reduced to an amount less than or equal to 10% of their initial aggregate principal balance. If the holder of the majority interest in the Class B Certificates does not exercise its Optional Redemption, the holder of the majority interest in the Class G Certificates has the option of purchasing the Mortgage Loans together with the assets of the Trust after the aggregate principal balance of the Mortgage Loans has been reduced to an amount less than or equal to 2% of their initial aggregate principal balance.

(2)

Size is subject to permitted variance in the aggregate of plus or minus 10%..

(3)

The assumed pricing speed is 40% CPR / 15% Constant Draw Rate ("CDR") for the Mortgage Loans. The first Payment Date is June 15th, 2004.

(4)

The Class A Notes will accrue interest at a rate equal to the lesser of (i) the Class A Formula Rate and (ii) the Net WAC Rate. The Class A Margin will double if the Optional Redemption is not exercised on the first date on which the Optional Redemption can be exercised.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-2

$248,920,000 (approximate)

BOND SUMMARY (to Call)

Class A-1 Notes to Call
CPR	10%	20%	30%	40%	50%	60%	70%
WAL	7.86	5.85	3.69	2.45	1.68	1.18	0.84
Modified Duration(1)	7.40	5.55	3.55	2.38	1.64	1.16	0.83
First Principal Payment Date	May 2009	June 2004	June 2004	June 2004	June 2004	June 2004	June 2004
Last Principal Payment Date	Jan. 2016	July 2015	June 2012	Mar. 2010	Sept. 2008	June 2007	July 2006
Draw Rate	15%	15%	15%	15%	15%	15%	15%

Class A-2 Notes to Call
CPR	10%	20%	30%	40%	50%	60%	70%
WAL	7.86	5.85	3.69	2.45	1.68	1.18	0.84
Modified Duration(1)	7.40	5.55	3.55	2.38	1.64	1.16	0.83
First Principal Payment Date	May 2009	June 2004	June 2004	June 2004	June 2004	June 2004	June 2004
Last Principal Payment Date	Jan. 2016	July 2015	June 2012	Mar. 2010	Sept. 2008	June 2007	July 2006
Draw Rate	15%	15%	15%	15%	15%	15%	15%

(1) Modified duration calculated assuming a price of 100.00%.

BOND SUMMARY (to Maturity)

Class A-1 Notes to Maturity
CPR	10%	20%	30%	40%	50%	60%	70%
WAL	7.86	5.85	3.73	2.55	1.79	1.28	0.92
Modified Duration(1)	7.40	5.55	3.58	2.46	1.74	1.25	0.90
First Principal Payment Date	May 2009	June 2004	June 2004	June 2004	June 2004	June 2004	June 2004
Last Principal Payment Date	Jan. 2016	July 2015	Jan. 2014	Feb. 2013	Mar. 2012	Oct. 2010	May 2009
Draw Rate	15%	15%	15%	15%	15%	15%	15%

Class A-2 Notes to Maturity
CPR	10%	20%	30%	40%	50%	60%	70%
WAL	7.86	5.85	3.73	2.55	1.79	1.28	0.92
Modified Duration(1)	7.40	5.55	3.58	2.46	1.74	1.25	0.90
First Principal Payment Date	May 2009	June 2004	June 2004	June 2004	June 2004	June 2004	June 2004
Last Principal Payment Date	Jan. 2016	July 2015	Jan. 2014	Feb. 2013	Mar. 2012	Oct. 2010	May 2009
Draw Rate	15%	15%	15%	15%	15%	15%	15%

(1) Modified duration calculated assuming a price of 100.00%.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-2

$248,920,000 (approximate)

SUMMARY OF TERMS

Title of Securities:

GreenPoint Home Equity Loan Trust 2004-2.

Sponsor:

GreenPoint Mortgage Securities LLC.

Originator/Servicer:

GreenPoint Mortgage Funding, Inc.

Insurer:

Ambac Assurance Corporation (“Ambac”).

Lead Manager:

Wachovia Capital Markets, LLC (“Wachovia Securities”).

Co-Manager:

Terwin Capital LLC (“Terwin”).

Indenture Trustee:

U.S. Bank Trust National Association.

Owner Trustee:

Wilmington Trust Company.

Custodian:

Deutsche Bank National Trust Company.

Servicing Fee:

With respect to each Payment Date, the Servicer will be entitled to a Servicing Fee equal to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans (as defined herein), plus any reimbursable amounts.

Offered Notes:

The Class A-1 and Class A-2 Notes (collectively, the “Class A Notes”).

Non-Offered Certificates:

The Class B Certificates and the Class G Certificates (collectively the “Residual Certificates”).

The Trust:

The Sponsor will establish the GreenPoint Home Equity Loan Trust 2004-2  (the “Trust”), a Delaware statutory trust, to issue the Offered Notes.  The assets of the Trust will include the Mortgage Loans, collections on the Mortgage Loans and the financial guaranty insurance policy provided by the Insurer (the “Policy”), which will guarantee certain payments on the Offered Notes.

Federal Tax Status:

It is anticipated that the Offered Notes will be treated as debt instruments for federal income tax purposes.

ERISA Eligibility:

The Offered Notes are expected to be ERISA eligible.  Prospective investors should review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Offered Notes.

SMMEA Treatment:

The Offered Notes will not constitute “mortgage related securities” for purposes of SMMEA.

Minimum Denominations:

$1,000 and integral multiples of $1,000 in excess of that amount for the Class A Notes.

Registration:

The Offered Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System.

Delay Days:

0 days.

Day Count:

Actual/360.

Expected Pricing Date:

On or about April 22, 2004.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-2

$248,920,000 (approximate)

Settlement Date:

On or about April 29, 2004.

Cut-Off Date:

Close of business March 31, 2004.

Payment Date:

The 15th day of each month (or if such day is not a business day, the next succeeding business day) commencing in June 2004.

Scheduled Legal Final

Payment Date:

The Payment Date in January 2030.

Collection Period:

With respect to any Payment Date, the calendar month preceding the month of that Payment Date.

Interest Period:

The “Interest Period” with respect to the Offered Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Settlement Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Mortgage Loans:

The mortgage loans to be sold to the Trust will consist of adjustable rate home equity revolving lines of credit evidenced by the related credit line agreements and secured by the related second mortgages or deeds of trust on residential properties  (the “Mortgage Loans”).  See the attached collateral descriptions for additional information on the Mortgage Loans as of the Cut-Off Date.

As of the Cut-Off Date, the aggregate principal balance of the Mortgage Loans is $256,354,232.37.  Amounts collected in respect of the Mortgage Loans will primarily be used to make payments on the Offered Notes.

The Mortgage Loans have either a 5-year or 15-year draw period, during which the borrower may make cash withdrawals against the equity line and a 10-year repayment period, during which the balance of the Mortgage Loan as of the end of the draw period is repaid.

Credit Enhancement:

Excess interest, overcollateralization and the Policy.  The Policy will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Offered Notes, subject to the terms and conditions set forth in the Policy.

Class A Margin:

The Class A Margin will be determined on the Pricing Date. It will double if the Optional Redemption is not exercised on the first date on which the Optional Redemption can be exercised.  The Class A Formula Rate is with respect to each Interest Period, One Month LIBOR plus the Class A Margin.

Class A

Note Rate:

With respect to each Interest Period, the lesser of (a) the Class A Formula Rate and (b) the Net WAC Rate.

Net WAC Rate:

The Net WAC Rate means for each Payment Date, a fraction expressed as a per annum rate, the numerator of which is the interest due on the Mortgage Loans, less the sum of (a) the servicing fee on the Mortgage Loans for such Payment Date, (b) the premium on the Policy for such Payment Date, (c) the fee payable to the Indenture Trustee for such Payment Date and (d) the fee payable to the Owner Trustee for such Payment Date, and the denominator of which is the aggregate outstanding balance of the Offered Notes and the Additional Balance Contributed Amount for such Payment Date, multiplied by a fraction, the numerator of which is 360 and the denominator is the actual number of days in the related accrual period.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-2

$248,920,000 (approximate)

DESCRIPTION OF THE MORTGAGE LOANS

As of the Cut-Off Date

Number of Initial Mortgage Loans	5,239
Total Principal Balance	$256,354,232.37

	Minimum	Maximum	Average
Principal Balance	$0.00	$499,891.32	$48,931.90
Credit Limit	$7,500.00	$500,000.00	$62,236.36
Utilization Rate (1)	0.00%	103.15%	84.74%

	Minimum	Maximum	Weighted Average
Combined LTV Ratio	10.00%	100.00%	83.05%
Junior Ratio(2)	2.22%	75.29%	16.53%
Credit Score (2)	572	816	706
Remaining Draw Term (Months)(2)	7	177	75
Seasoning (Months)(2)	3	53	5
Current Loan Rate(2)	4.00%	12.25%	6.78%
Gross Margin(2)	0.00%	8.25%	2.78%
Maximum Loan Rate(2)	18.00%	18.00%	18.00%

	% of Aggregate		% of Aggregate
Loan Purpose	Principal Balance	Property Type	Principal Balance
Cashout Refinance	57.38	Single Family	65.14
Purchase	35.12	PUD	18.41
Rate/Term Refinance	7.49	Multifamily	8.98
Total	100.00	Condo	5.97
		Condo Hi-Rise	1.47
	% of Aggregate	Mobile Home	0.02
Occupancy Status	Principal Balance	Total	100.00
Primary Residence	85.24
Rental Property	12.78		% of Aggregate
Non-Primary Residence	1.98	Lien Position	Principal Balance
Total	100.00	First	0.00
		Second	100.00
		Total	100.00

(1) Total drawn amount divided by the total maximum credit limit of the mortgage loans (2) Weighted average calculated on only those loans with a drawn amount greater than zero

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.